Long-Term Debt	12 Months Ended
Dec. 31, 2015
Centennial Resource Production, LLC (Centennial OpCo) and Celero Energy Company, L.P.
LongTerm Debt

Note 7—Long‑Term Debt

Credit Agreement

In May 2015, the Predecessor entered into an amendment to its amended and restated credit agreement (“credit agreement”) dated as of October 15, 2014. The amendment extends the term loan maturity from April 15, 2017 to April 15, 2018. The credit agreement includes both a term loan commitment of $65.0 million (the “term loan”) and a revolving credit facility (the “revolving credit facility”) with commitments of $500.0 million (subject to the borrowing base), with a sublimit for letters of credit of $15.0 million. The borrowing base is subject to regular semi‑annual redeterminations.

The borrowing base of the revolving credit facility under the credit agreement is determined at the discretion of the lenders, and is subject to regular redeterminations in each quarter of 2015 and on April 1 and October 1 in subsequent years. The borrowing base depends on, among other things, the volumes of the Predecessor’s proved oil and natural gas reserves and estimated cash flows from these reserves and the Predecessor’s commodity hedge positions. In August 2015, the Predecessor’s borrowing base was reaffirmed at $140.0 million. The next redetermination date is scheduled for April 1, 2016. Upon a redetermination of the borrowing base, if borrowings in excess of the revised borrowing capacity were outstanding, the Predecessor could be forced to immediately repay a portion of its debt outstanding under the credit agreement.

At December 31, 2015, outstanding borrowings under the revolving credit facility were $74.0 million and $0.6 million of outstanding letters of credit, leaving $65.4 million in borrowing capacity under the revolving credit facility.

Interest on the term loan is LIBOR plus 5.25%. Borrowings under the credit agreement bear interest at either (i) LIBOR plus a margin between 1.50% and 2.50% or (ii) the prime rate plus a margin between 0.50% and 1.50%, in each case, based on the amount utilized. The annual commitment fee on the unused portion of the credit facility ranges between 0.375% and 0.50% based on the amount utilized.

The Term loan, net of unamortized deferred financing costs line item on the accompanying consolidated and combined balance sheets as of December 31, 2015 and 2014, consisted of the following:

	December 31,	December 31,
	2015	2014
	(in thousands)
Term loan	$65,000	$65,000
Unamortized deferred financing costs	(351)	(432)
Term loan, net of unamortized deferred financing costs	$64,649	$64,568

The Predecessor must comply with certain financial and non‑financial covenants under the terms of its credit agreement, including limitations on distribution payments, disposition of assets and requirements to maintain certain financial ratios, which include:

•	a requirement that the Predecessor’s current assets—including amounts available to be drawn under the credit agreement—must exceed current liabilities;

•	a requirement that the Predecessor maintain a ratio of consolidated funded debt to consolidated EBITDAX of not more than 4.0 to 1.0.

At December 31, 2015 the Predecessor was in compliance with its financial covenants.